UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2004

                               NUTRITION 21, INC.

             (Exact name of registrant as specified in its charter)

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            New York                          0-14983                11-2653613
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
(State or Other Jurisdiction of     (Commission file Number)   (IRS Employer Identification
         Incorporation)                                                 No.)
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4 Manhattanville Road, Purchase, New York                               10577
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

                                       N/A
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

      On September 21, 2004, Nutrition 21, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     Nutrition 21, Inc.
                                                    (Registrant)

              Date:  September 22, 2004              By: /s/ Gail Montgomery
                                                         -------------------
                                                             Gail Montgomery
                                                             President & CEO

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                                INDEX TO EXHIBITS

Exhibit No.                                              Description

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99.1                                    Press release, dated September 21, 2004,
                                        issued by Nutrition 21, Inc.